Exhibit 10.36

14594959.2 06-28-12	(5)

GUARANTY OF PAYMENT AND PERFORMANCE

THIS GUARANTY OF PAYMENT AND PERFORMANCE dated as of July 2, 2012 (this “Guaranty”), is executed by GLENVUE H&R NURSING, LLC, a Georgia limited liability company (the “Operator”), and ADCARE HEALTH SYSTEMS, INC., an Ohio corporation (“AdCare”) (the Operator and AdCare being sometimes referred to herein collectively as the “Guarantors”), jointly and severally, to and for the benefit of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (the “Lender”).

RECITALS

A.                                   The Lender has agreed to make a loan in the principal amount of $6,600,000 (the “Loan”) to Glenvue H&R Property Holdings, LLC, a Georgia limited liability company (the “Borrower”), pursuant to the terms and conditions of a Loan Agreement of even date herewith (the “Loan Agreement”) by and between the Borrower and the Lender.  The Loan is evidenced by a Promissory Note of even date herewith (the “Note”) from the Borrower to the Lender in the principal amount of $6,600,000.  All terms used and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

B.                                     As a condition precedent to the making of the Loan to the Borrower by the Lender and in consideration therefor, the Lender has required the execution and delivery of this Guaranty by the Guarantors.

C.                                     The Operator is the lessee of the Project and is deriving a benefit from the making of the Loan by the Lender, and has agreed to execute and deliver this Guaranty to the Lender.  AdCare has an ownership interest in the Borrower, either directly or indirectly through one or more intermediary entities, and, having a financial interest in the Borrower, has agreed to execute and deliver this Guaranty to the Lender.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each Guarantor hereby agrees as follows:

1.                                       Guaranty of Payment.  Each Guarantor hereby unconditionally, absolutely and irrevocably guarantees, jointly and severally, the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of the indebtedness and other obligations of the Borrower to the Lender evidenced by the Note and any other amounts that may become owing by the Borrower under the Loan Documents (such indebtedness, obligations and other amounts are hereinafter referred to as the “Payment Obligations”).  This Guaranty is a present and continuing guaranty of payment and not of collectability, and the Lender shall not be required to prosecute collection, enforcement or other remedies against the Borrower, any Guarantor, or any other guarantor of the Payment Obligations, or to enforce or resort to any collateral for the repayment of the Payment Obligations or other rights or remedies pertaining thereto, before calling on any Guarantor for payment.  If for any reason the Borrower shall fail or be unable to pay, punctually and fully, any of the Payment Obligations, the Guarantors shall jointly and severally pay such obligations to the Lender in full immediately upon demand.  One or more successive actions may be brought against the Guarantors, or any of them, as often as the Lender deems advisable, until all of the Payment Obligations are paid and performed in full.  The Payment Obligations and the Performance Obligations (as defined below) are referred to herein as the “Guaranteed Obligations.”

2.                                       Guaranty of Performance.  In addition to the guaranty of the Payment Obligations, each Guarantor hereby unconditionally, absolutely and irrevocably guarantees, jointly and severally, (i) the full and prompt performance and observance by the Borrower of each and every other obligation, undertaking, liability, promise, warranty, covenant and agreement of the Borrower in and under the terms of the Loan Documents; and (ii) the truth of each and every representation and warranty made by the Borrower in the Loan Documents or in other certificates or documents delivered in connection with the Loan (the matters described in (i) and (ii) above being collectively referred to herein as the “Performance Obligations”).

3.                                       Representations and Warranties.  The following shall constitute representations and warranties of each Guarantor and each Guarantor hereby acknowledges that the Lender intends to make the Loan in reliance thereon:

(a)                                  The Operator is a limited liability company duly organized, validly existing and in good standing under the laws of the State of  Georgia. The Operator has full power and authority to conduct its business as presently conducted, to execute and deliver the Loan Documents to which it is a party, and to perform all of its duties and obligations under the Loan Documents to which it is a party; and such execution and performance have been duly authorized by all necessary Legal Requirements.  The articles of organization and operating agreement of the Operator, each as amended to date, copies of which have been furnished to the Lender, are in effect, have not been further amended, and are the true, correct and complete documents relating to the Operator’s creation and governance.

(b)                                 AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.  AdCare has full power and authority to conduct its business as presently conducted, to execute and deliver the Loan Documents to which it is a party, and to perform all of its duties and obligations under the Loan Documents to which it is a party; and such execution and performance have been duly authorized by all necessary Legal Requirements.  The articles of incorporation and bylaws of AdCare, each as amended to date, copies of which have been furnished to the Lender, are in effect, have not been further amended, and are the true, correct and complete documents relating to AdCare’s creation and governance.

(c)                                  Each Guarantor is not in default and no event has occurred that with the passage of time or the giving of notice will constitute a default under any agreement to which such Guarantor is a party, the effect of which will impair performance by such Guarantor of its obligations under this Guaranty.  Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will violate any applicable law, rule, regulation, judgment, decree or order, or will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of the articles of organization or operating agreement of the Operator, the articles of incorporation or bylaws of AdCare, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of any Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which any Guarantor is a party or to which any Guarantor or the property of any Guarantor may be subject.

(d)                                 There is no litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending, or to the Guarantors’ knowledge, threatened that could adversely affect performance by any Guarantor of its obligations under this Guaranty.

(e)                                  Neither this Guaranty nor any statement or certification as to facts previously furnished or required herein to be furnished to the Lender by any Guarantor, contains any material inaccuracy or untruth in any representation, covenant or warranty or omits to state a fact material to this Guaranty.

4.                                       Continuing Guaranty.  Each Guarantor agrees that performance by such Guarantor of the obligations under this Guaranty shall be a primary obligation, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that such Guarantor may have against the Lender, the Borrower, any other guarantor of the Guaranteed Obligations or any other person or entity, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstance or condition (whether or not such Guarantor shall have any knowledge thereof), including without limitation —

(a)                                  Any lack of validity or enforceability of any of the Loan Documents;

(b)                                 Any termination, amendment, modification or other change in any of the Loan Documents, including, without limitation, any modification of the interest rate or rates described therein;

(c)                                  Any furnishing, exchange, substitution or release of any collateral securing repayment of the Loan, or any failure to perfect any lien in such collateral;

(d)                                 Any failure, omission or delay on the part of the Borrower, any Guarantor, any other guarantor of the Guaranteed Obligations or the Lender to conform or comply with any term of any of the Loan Documents or any failure of the Lender to give notice of any Event of Default;

(e)                                  Any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Documents;

(f)                                    Any action or inaction by the Lender under or in respect of any of the Loan Documents, any failure, lack of diligence, omission or delay on the part of the Lender to perfect, enforce, assert or exercise any lien, security interest, right, power or remedy conferred on it in any of the Loan Documents, or any other action or inaction on the part of the Lender;

(g)                                 Any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations, as applicable, or any of their respective property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(h)                                 Any merger or consolidation of the Borrower into or with any entity, or any sale, lease or transfer of any of the assets of the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations to any other person or entity;

(i)                                     Any change in the ownership of the Borrower, or any change in the relationship between the Borrower and any Guarantor or any other guarantor of the Guaranteed Obligations, or any termination of any such relationship;

(j)                                     Any release or discharge by operation of law of the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations from any obligation or agreement contained in any of the Loan Documents; or

(k)                                  Any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against the Borrower or any Guarantor to the fullest extent permitted by law.

5.                                       Waivers.  Each Guarantor expressly and unconditionally waives (i) notice of any of the matters referred to in Section 4 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against the Guarantors, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Documents and notice of any Event of Default or any failure on the part of the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations to perform or comply with any covenant, agreement, term or condition of any of the Loan Documents, (iii) any right to the enforcement, assertion or exercise against the Borrower, any Guarantor or any other guarantor of the Guaranteed Obligations of any right or remedy conferred under any of the Loan Documents, (iv) any requirement of diligence on the part of any person or entity, (v) to the fullest extent permitted by law and except as otherwise expressly provided in this Guaranty or the other Loan Documents, any claims based on allegations that the Lender has failed to act in a commercially reasonable manner or failed to exercise the Lender’s obligation of good faith and fair dealing, (vi) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Documents, and (vii) any notice of any sale, transfer or other disposition of any right, title or interest of the Lender under any of the Loan Documents.  Each Guarantor agrees that such Guarantor is a guarantor and not a “surety” within the meaning of the Illinois Sureties Act, and also waives any and all rights under the Illinois Sureties Act.  Each Guarantor also waives any and all rights under O.C.G.A. Section 10-7-24 et seq. (if such Sections were to be held by a court to be applicable to this Guaranty despite the choice of Illinois law in Section 19 of this Guaranty).

6.                                       Subordination.  Each Guarantor agrees that any and all present and future debts and obligations of the Borrower to such Guarantor hereby are subordinated to the claims of the Lender and hereby are assigned by such Guarantor to the Lender as security for the Guaranteed Obligations and such Guarantor’s obligations under this Guaranty.

7.                                       Subrogation Waiver.  Until the Guaranteed Obligations are paid in full and all periods under applicable bankruptcy law for the contest of any payment by the Guarantors or the Borrower as a preferential or fraudulent payment have expired, each Guarantor knowingly, and with advice of counsel, waives, relinquishes, releases and abandons all rights and claims to indemnification, contribution, reimbursement, subrogation and payment which such Guarantor may now or hereafter have by and from the Borrower and the successors and assigns of the Borrower, for any payments made by such Guarantor to the Lender, including, without limitation, any rights which might allow the Borrower, the Borrower’s successors, a creditor of the Borrower, or a trustee in bankruptcy of the Borrower to claim in bankruptcy or any other similar proceedings that any payment made by the Borrower or the Borrower’s successors and assigns to the Lender was on behalf of or for the benefit of such Guarantor and that such payment is recoverable by the Borrower, a creditor or trustee in bankruptcy of the Borrower as a preferential payment, fraudulent conveyance, payment of an insider or any other classification of payment which may otherwise be recoverable from the Lender.

8.                                       Reinstatement.  The obligations of each Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations or any Guarantor’s obligations under this Guaranty is rescinded or otherwise must be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor or the Borrower or otherwise, all as though such payment had not been made.

9.                                       Financial Statements.  Each Guarantor represents and warrants to the Lender that (i) the financial statements of such Guarantor previously submitted to the Lender are true, complete and correct in all material respects, disclose all actual and contingent liabilities, and fairly present the financial condition of such Guarantor, and do not contain any untrue statement of a material fact or omit to state a fact material to the financial statements submitted or this Guaranty, and (ii) no material adverse change has occurred in the financial statements from the dates thereof until the date hereof.  Each Guarantor shall furnish to the Lender financial statements and other information as provided in Section 7.4 of the Loan Agreement.

10.                                 Transfers, Sales, Etc.  Each Guarantor shall not sell, lease, transfer, convey or assign any of its or his assets, unless (i) if the Guarantor is a natural person, such sale, lease, transfer, conveyance or assignment is of a non-material asset of such Guarantor and will not have a material adverse effect on such Guarantor’s financial condition, or (ii) if the Guarantor is a limited liability company, corporation, partnership or other entity, such sale, lease, transfer, conveyance or assignment will not have a material adverse effect on the business or financial condition of such Guarantor or its ability to perform its obligations hereunder.

11.                                 Default; Remedies.  An Event of Default shall occur hereunder if any Guarantor shall fail to pay or perform any of its covenants, agreements and obligations hereunder, or if any representation or warranty contained herein shall prove to be untrue or incorrect in any material respect.  When any Event of Default hereunder has occurred and is continuing, the Lender may exercise any of the rights and remedies provided for herein or in any of the other Loan Documents, or provided to it by law, including, without limitation, the right of setoff.

12.                                 Enforcement Costs and Interest.  If: (i) this Guaranty is placed in the hands of one or more attorneys for collection or is collected through any legal proceeding; (ii) one or more attorneys is retained to represent the Lender in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Guaranty, or (iii) one or more attorneys is retained to represent the Lender in any other proceedings whatsoever in connection with this Guaranty, then the Guarantors shall pay to the Lender upon demand all fees, costs and expenses incurred by the Lender in connection therewith, including, without limitation, reasonable attorney’s fees, court costs and filing fees, in addition to all other amounts due hereunder.  Amounts due from a Guarantor under this Guaranty shall bear interest until paid at the Default Rate.

13.                                 Successors and Assigns; Joint and Several Liability.  This Guaranty shall inure to the benefit of the Lender and its successors and assigns.  This Guaranty shall be binding on each Guarantor and the heirs, legatees, successors and assigns of such Guarantor.  If this Guaranty is executed by more than one Guarantor, it shall be the joint and several undertaking of each of the undersigned.  Regardless of whether this Guaranty is executed by more than one Guarantor, it is agreed that the liability of the undersigned hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that the liability of any Guarantor hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations.

14.                                 No Waiver of Rights.  No delay or failure on the part of the Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.  No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15.                                 Prior Agreements; No Reliance; Modification.  This Guaranty shall represent the entire, integrated agreement between the parties hereto relating to the subject matter hereof, and shall supersede all prior negotiations, representations or agreements pertaining thereto, either oral or written.  The Guarantors acknowledge that they are executing this Guaranty without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.  The terms of this Guaranty may be waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of the Lender.

16.                                 Joinder.  Any action to enforce this Guaranty may be brought against any Guarantor without any joinder of the Borrower, any other Guarantor, or any other guarantor of the Guaranteed Obligations in such action.

17.                                 Incorporation of Recitals.  The Recitals to this Guaranty are hereby incorporated into and made a part of this Guaranty.

18.                                 Severability.  If any provision of this Guaranty is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Guarantors and the Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Guaranty and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

19.                                 Applicable Law.  This Guaranty is governed as to validity, interpretation, effect and in all other respects by laws and decisions of the State of Illinois.

20.                                 Captions.  The captions and headings of various Sections of this Guaranty pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

21.                                 Counterparts; Electronic Signatures.  This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.  Receipt of an executed signature page to this Guaranty by facsimile or other electronic transmission shall constitute effective delivery thereof.  An electronic record of this executed Guaranty maintained by the Lender shall be deemed to be an original.

22.                                 Construction.  Each party to this Guaranty and legal counsel to each party have participated in the drafting of this Guaranty, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Guaranty.

23.                                 Notice.  All notices and other communications provided for in this Guaranty (“Notices”) shall be in writing.  The “Notice Addresses” of the parties for purposes of this Guaranty are as follows:

Guarantors:	Glenvue H&R Nursing, LLC Two Buckhead Plaza 3050 Peachtree Road NW, Suite 355 Atlanta, Georgia 30305

Attention: Boyd P. Gentry

AdCare Health Systems, Inc. 5057 Troy Road Springfield, Ohio 45502 Attention: Boyd P. Gentry

With a copy to:	Holt Ney Zatcoff & Wasserman, LLP 100 Galleria Parkway, Suite 1800 Atlanta, Georgia 30339 Attention: Gregory P. Youra

Lender:	The PrivateBank and Trust Company 120 South LaSalle Street Chicago, Illinois 60603 Attention: Amy K. Hallberg

With a copy to:	Seyfarth Shaw LLP 131 South Dearborn Street Suite 2400 Chicago, Illinois 60603 Attention: Alvin L. Kruse

or such other address as a party may designate by notice duly given in accordance with this Section to the other parties.  A Notice to a party shall be effective when delivered to such party’s Notice Address by any means, including, without limitation, personal delivery by the party giving the Notice, delivery by United States regular, certified or registered mail, or delivery by a commercial courier or delivery service.  If the Notice Address of a party includes a facsimile number or electronic mail address, Notice given by facsimile or electronic mail shall be effective when delivered at such facsimile number or email address.  If delivery of a Notice is refused, it shall be deemed to have been delivered at the time of such refusal of delivery.  The party giving a Notice shall have the burden of establishing the fact and date of delivery or refusal of delivery of a Notice.

24.                                 Litigation Provisions.

(a)                                  EACH GUARANTOR CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, AND OF ANY STATE OR FEDERAL COURT LOCATED OR HAVING JURISDICTION IN THE COUNTY IN WHICH THE PROJECT IS LOCATED, IN WHICH ANY LEGAL PROCEEDING MAY BE COMMENCED OR PENDING RELATING IN ANY MANNER TO THIS GUARANTY.

(b)                                  EACH GUARANTOR AGREES THAT ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY MAY BE BROUGHT AGAINST SUCH GUARANTOR IN ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OR ANY STATE OR FEDERAL COURT LOCATED OR HAVING JURISDICTION IN THE COUNTY IN WHICH THE PROJECT IS LOCATED.  EACH

GUARANTOR WAIVES ANY OBJECTION TO VENUE IN ANY SUCH COURT AND WAIVES ANY RIGHT SUCH GUARANTOR MAY HAVE TO TRANSFER OR CHANGE THE VENUE FROM ANY SUCH COURT.

(c)                                  EACH GUARANTOR AGREES THAT SUCH GUARANTOR WILL NOT COMMENCE ANY LEGAL PROCEEDING AGAINST THE LENDER RELATING IN ANY MANNER TO THIS GUARANTY IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OR IF A LEGAL PROCEEDING IS COMMENCED BY THE LENDER AGAINST SUCH GUARANTOR IN A COURT IN ANOTHER LOCATION, BY WAY OF A COUNTERCLAIM IN SUCH LEGAL PROCEEDING.

(d)                                  EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS GUARANTY.

[SIGNATURE PAGE(S) AND EXHIBIT(S),

IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the Guarantors have executed this Guaranty as of the date first above written.

GLENVUE H&R NURSING, LLC

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

ADCARE HEALTH SYSTEMS, INC.

By	/s/ Christopher F. Brogdon
Christopher F. Brogdon
Vice Chairman and Chief Acquisition Officer

- AdCare Glenvue H&R Property Holdings, LLC Owner Loan Guaranty -

- Signature Page –